Fees Summary	Jun. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,646,263.08
Total Transaction Valuation	17,284,540,052.5
Total Offset Amount	0
Net Fee	$ 2,646,263.08